UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric W. Falkeis
Professionally Managed Portfolios
777 E Wisconsin Avenue, Fl 4
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2011

Date of reporting period:  March 31, 2011

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

March 31, 2011

BOSTON COMMON
INTERNATIONAL FUND

Message from the Advisor

Dear Fellow Shareholders,

On December 29, 2010, we introduced the Boston Common International Fund, a new mutual fund investing in the international equity markets.  With this offering, we hope to fill a void in the international mutual fund marketplace.  Using integrated financial and sustainability research, we will invest in enterprises that we believe are creating long-term value in society, and that stand to realize a greater share of that value than is appreciated in the marketplace.

In managing this Fund, we endeavor to carry forward the objectives that have served us in our years working with institutional assets, namely: to practice complex judgment and interdisciplinary thinking; to invest for the long run by seeking out attractively-valued companies with strong franchises; to favor forward-looking ventures that confront society’s challenges and avoid those set in unsustainable ways; to engage the companies we own to encourage them to adopt leading practices and a broad view of shareholder interests; and to work within a disciplined framework of risk control.

We look forward to working with you as we take up these challenges, now and in the years ahead.

Geeta Aiyer	Matt Zalosh
President & Founder	Chief Investment Officer
Boston Common Asset Management, LLC	International Strategies

Page1

Investment Outlook
Despite notable headwinds, the global economic expansion appears to be gaining momentum.  Among the challenges, rising commodity prices pose an inflationary threat and we therefore expect monetary policy in emerging and developed countries to grow more restrictive.  Europe must balance economic strength in core countries against structural weakness in its periphery and Japan’s rebuilding needs highlight its grim fiscal position.  These macroeconomic challenges continue to cause market volatility, but the International Monetary Fund is forecasting 2011 and 2012 global growth of 4.5%.  This pace is slightly below the peak during the 2004 to 2007 boom, but greater than any individual year from 1980 to 2004.  On balance, we are cautiously optimistic in our long-term expectations for international equities.

Europe
One day after Portugal became the third of the 17 Eurozone member states to request a bail out, the European Central Bank (ECB) raised interest rates, reflecting the stark contrast in economic prospects between Europe’s core and peripheral countries.  In Germany, Europe’s largest economy, growth prospects look bright.  Emerging markets’ robust demand for German industrial goods has given the country a boost.  Germany’s recovery stands out in that unemployment has fallen to a 20 year low, while most other developed markets have stubbornly sluggish job markets.  Inflation in the Eurozone recently rose above the ECB’s target on the back of strong commodity prices and rebounding economic performance in the core Northern European countries.  Given these developments, the ECB elected to tighten monetary policy.

In contrast, Portugal’s economy, which is 1/15th the size of the German economy, may be heading back into recession.  The economy has chronically underperformed Europe, hobbled by poor productivity, double-digit trade deficits, and persistently high fiscal deficits.  From 2001 to 2007, Portugal’s average annual gross domestic product (GDP) increase was about 40% lower than the Eurozone’s overall growth.  High deficits and low growth led to a high debt load, which now stands at 83% of GDP.  The prescribed cure for Portugal, like Greece, Ireland, and Spain before it, is likely to be some combination of falling wages, fewer government services, and higher taxes.  These are likely to depress domestic demand.

Despite the potential for serious and sustained negative outcomes, European policymakers have taken a measured approach in responding to the sovereign debt crisis, which we believe will continue the path of uneven growth.  A European summit in the first quarter produced an ostensibly “Grand Bargain” that set rules for a permanent bailout fund, increased the lending capacity of the existing fund, and presented an agenda for long-term fiscal consolidation and

Page2

improved competitiveness.  Despite the ambitious name, it is difficult to see how the reforms will meaningfully change Eurozone members’ prospects since they fail to resolve peripheral countries’ structural problems.

Japan
The human and capital costs of the Tohuku earthquake have not yet been counted, but the damage is clearly substantial.  The Japanese economy will at least be slowed by the loss of production, rolling power shortages, and disrupted supply chains.  Reconstruction efforts should eventually help recover the lost output in GDP terms, but there may be long-term repercussions for global energy markets.  We have long avoided stocks in the nuclear power industry, because we have been concerned about the environmental, social, and governance (ESG) risks associated with the disposal of highly radioactive materials.  In the power sector, we favor renewable energy producers, natural gas companies, and enablers of energy efficiency.

In the aftermath of the earthquake, the Japanese currency strengthened to a 20-year high as investors anticipated a repeat of the events after the 1995 Kobe earthquake, when Japanese companies and citizens sold foreign currency and bought Yen to pay for damages, leading the currency to appreciate dramatically.  To avoid the headwinds for Japan’s exporters that a repeat of this pattern would create, the Bank of Japan (BOJ) convinced the Group of Seven (G7) countries to sell the Yen and depreciate the currency.  The BOJ also responded to the emergency by doubling its asset purchases, also known as quantitative easing, as a way to stimulate the markets and the economy.

The Japanese equity market is currently about one quarter of its peak 1989 level and one half of its 2000 level.  Japanese stocks look inexpensive on both earnings and book value bases, relative to long-term averages.  However, an aging and shrinking population, muted real economic growth, and persistent price declines limit Japan’s appeal to investors.  In addition, Japan’s already weak fiscal picture is likely to be exacerbated by government spending to rebuild in the wake of the earthquake.  Over the last 20 years, Japanese government debt has increased from 70% to 220% of GDP.  In our opinion, the challenging domestic environment requires careful analysis of individual Japanese stocks.

Asia (x-Japan) and Emerging Markets
Emerging economies are currently contending with the potential for excessive growth.  In Asia and Latin America, consumers and businesses are boosting demand for a wide range of products, creating inflationary pressures.  Chinese consumer price changes recently breached 5%, and unofficial inflation estimates are closer to 10%.  To help the less-skilled segments of its population cope with rising costs of living, Beijing recently increased its minimum wage by 21% on

Page3

top of a similar increase last summer.  To rein in rapid credit expansion, the People’s Bank of China continues to raise interest rates.  We are relatively optimistic on China’s ability to manage its growth, and we continue to seek companies that are benefitting from the secular growth in emerging market consumption.

Fund Portfolio Activity
Activity in the Fund during the past quarter included the purchase of Sampo Group, a Nordic insurance and banking company that has an excellent record of actively managing its investment and operating assets.  Sampo appears positioned to benefit from macroeconomic strength in the Nordic region.  We also added a Belgian company, Umicore, which is the largest recycler of precious metals in the world.  The company’s historic strength in material science could help in its development of new clean tech businesses, including lithium-ion battery recycling.

Fund Shareowner Engagement
In March, the Fund’s Advisor met with the head of sustainability of London-based Standard Chartered Bank to discuss access to finance and sustainable lending criteria. The company has a large presence in Africa and Asia where most citizens have minimal access to financial services. Standard Chartered is expanding its training of credit and risk managers on ESG issues, including lending to small and medium sized enterprises. In 2009, Standard Chartered developed 14 position statements related to the provision of financial services to clients facing unique constraints or those operating in high impact sectors. This year, the bank will audit existing position statements to make sure they are aligned with updated performance standards of the International Finance Corporation of the World Bank.

Management’s Discussion of Fund Performance for the period ending March 31, 2011
From the Fund’s inception on December 29, 2010, the return through March 31, 2011 was 1.68%. The primary driver of the fund’s relative performance was the impact of large fund flows.  Investing these new funds on days when the market opened higher created a cash drag on performance, while transaction costs were a factor to a lesser extent.

Geopolitical turmoil weighed on the markets for most of the quarter.  In Japan, the natural & nuclear disasters caused severe bottlenecks and systemic shortages of electricity, holding back industrial production.  The Arab spring brought historic political shifts to the Middle East and North Africa but also impacted commodity markets. Crude oil prices reached two-and-a-half-year highs, while gold hit an all-time high.

Page4

In the end, the markets tended to look past the turmoil and disasters. Since the fund’s inception, the MSCI EAFE index returned 3.64%.  Japan’s earthquake, tsunami, and nuclear crisis depressed returns out of the Pacific region (-1.9%), which lagged Europe’s rise (+6.8%).  In local currency terms, the MSCI EAFE index lost less than a percent (-0.32%) but currency had a significant effect with a weaker Dollar adding to U.S. investors’ returns. The Euro and Pound appreciated against the Dollar, as monetary policy expectations for Europe grew tighter relative to accommodative U.S. policy.  The Yen weakened versus the Dollar on the force of collective central bank intervention.

In Europe, the Fund remains underweight in the Eurozone and U.K. relative to the MSCI EAFE, but overweight Switzerland. In this region, we continue to favor companies based in the core European countries that operate in global cyclical sectors. During this time period, the fund reduced its underweight to Japan, opportunistically adding to holdings during the sell-off in the aftermath of the earthquake.  The Fund is overweight in Asia (x-Japan) including exposure to Asian Emerging Market countries which are not in MSCI EAFE.  The underweight to Japan was the greatest contributor to performance, while Developed Europe x-U.K. was the largest detractor.

The relative sector emphasis in the Fund continues to be in Healthcare and Technology, where global companies with solid market positions appear to trade at attractive valuations. In the Energy sector, we favor equipment and service providers.  In the Consumer Discretionary sector we have focused on Emerging Market beneficiaries. During this time period, the underweight to Financials was narrowed given the improving outlook for credit quality. In the Consumer Staples and Materials sectors, we have found relatively few individual stocks that are compelling.  Stock selection in the Technology and Utilities sectors contributed to our relative performance, while stock selection in the Financial and Healthcare sectors was a key detractor from relative performance.

The crisis at the Fukushima nuclear power facility raised worldwide questions about the wisdom of nuclear power investments.  The Fund did not have any holdings in the electricity and insurance industries that were most affected by the recent earthquake, tsunami and nuclear disasters.

Page5

Equity Portfolio Regions
as of March 31, 2011
% of Net Assets

Region	% Equity	MSCI EAFE
United Kingdom	13.6%	21.3%
Developed Europe x UK	46.2%	45.0%
Japan	16.9%	20.3%
Developed Asia-Pacific x Japan	9.5%	13.4%
Emerging Markets	13.0%	0.0%
Other Assets and Liabilities	0.8%	0.0%
Total Equity	100.0%	100.0%

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  The Fund’s sustainability policy could cause it to perform differently compared to similar funds that do not have such a policy.  This policy may result in the Fund foregoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for reasons when it might be otherwise disadvantageous for it to do so.

The opinions expressed are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

The Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index is an unmanaged index of over 1000 foreign common stock prices including the reinvestment of dividends.  It is widely recognized as a benchmark for measuring the performance of international value funds.  You cannot invest directly in an index.

Book Value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Please see the Schedule of Investments in this report for complete fund holdings.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security mentioned.

Page6

BOSTON COMMON INTERNATIONAL FUND

EXPENSE EXAMPLE For the Period Ended March 31, 2011 (Unaudited)

As a shareholder of the Boston Common International Fund (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/29/10 – 3/31/11).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary and are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

Page7

BOSTON COMMON INTERNATIONAL FUND

EXPENSE EXAMPLE For the Period Ended March 31, 2011 (Unaudited) (Continued)

information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	12/29/10^	3/31/11	12/29/10 – 3/31/11*
Actual	$1,000	$1,017	$3.47
Hypothetical (5% annual
return before expenses)	$1,000	$1,009	$3.46

^	Commencement of operations.
*
Expenses are equal to the Fund’s annualized expense ratio of 1.35% (reflecting fee waivers in effect) multiplied by the average account value over the period, multiplied by 93/365 days (to reflect the period since inception).

Page8

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited)

Shares	Security Description	Value $
COMMON STOCKS – 97.7%
Australia – 5.8%
19,250	AMP LTD	$108,118
5,880	Australia and New
	Zealand Banking
	Group – ADR	145,529
65,090	Infigen Energy	24,911
6,290	Sims Metal Management
	LTD – ADR	114,164
		392,722
Belgium – 1.0%
1,305	Umicore SA	64,721
		64,721
Brazil – 1.2%
6,275	Gafisa SA – ADR	80,571
		80,571
China – 2.6%
935	New Oriental Education
	and Technology Group,
	Inc – ADR*	93,565
885	Sohu.com, Inc*	79,084
		172,649
Denmark – 0.6%
915	Vestas Wind System A/S*	39,687
		39,687
Finland – 1.0%
2,195	Sampo Group	70,023
		70,023
France – 7.8%
7,280	Air Liquide – ADR	193,502
5,245	AXA SA – ADR	109,830
985	Casino Guichard
	Perrachon SA	93,235
4,210	Veolia Environnement –
	ADR	131,226
		527,793
Germany – 8.7%
1,575	adidas AG	99,227
4,030	Henkel AG and
	Company KGaA	211,575
2,310	SAP AG – ADR	141,742
330	SMA Solar
	Technology AG	41,361
670	Vossloh AG	89,625
		583,530
Hong Kong – 2.0%
8,500	Hang Seng Bank LTD	137,249
		137,249
Israel – 1.1%
1,475	Check Point Software
	Technologies LTD*	75,299
		75,299
Italy – 2.2%
2,975	Tenaris SA – ADR	147,144
		147,144
Japan – 16.9%
1,085	DISCO Corporation	74,090
760	FANUC LTD	115,033
3,605	Honda Motor Company
	LTD – ADR	135,224
3,015	Kubota
	Corporation – ADR	142,037
5,415	NGK Insulators LTD	96,803
5,410	Nippon Electronic
	Glass Company LTD	76,617
3,650	Sony Corporation – ADR	116,180
4,560	SYSMEX Corporation	161,282
2,700	TERUMO Corporation	142,336
1,033	Toray Industries,
	Inc – ADR*	75,202
		1,134,804
Luxembourg – 1.8%
4,915	Subsea 7 SA – ADR	124,251
		124,251
Mexico – 3.0%
2,245	America Movil
	SAB de CV – ADR	130,434
2,820	Grupo Televisa
	SAB de CV – ADR*	69,175
		199,609

The accompanying notes are an integral part of these financial statements.

Page9

BOSTON COMMON INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS at March 31, 2011 (Unaudited) (Continued)

Shares	Security Description	Value $
Netherlands – 5.7%
2,850	ASML Holding
	NV – ADR	$126,825
4,030	Koninklijke Philips
	Electronics NV – ADR	129,645
4,080	Unilever NV – ADR	127,949
		384,419
Norway – 3.7%
4,130	Petroleum Geo-Services*	66,204
6,735	Statoil ASA – ADR	186,155
		252,359
Singapore – 1.7%
32,000	CapitaLand LTD	83,777
13,000	Olam International	28,877
		112,654
South Africa – 1.0%
4,570	Standard Bank
	Group LTD	70,256
		70,256
Spain – 2.6%
2,245	Abengoa SA	74,354
8,675	Banco Santander
	SA – ADR	101,671
		176,025
Switzerland – 10.0%
7,440	ABB LTD – ADR	179,974
360	Alcon, Inc	59,584
3,390	Julius Baer Gruppe AG	147,115
1,440	Novartis AG – ADR	78,264
4,210	Roche Holding
	LTD – ADR	151,349
605	Sonova Holding AG	53,913
		670,199
Taiwan – 1.6%
8,955	Taiwan Semiconductor
	Manufacturing
	Company LTD – ADR	109,072
		109,072
Thailand – 2.1%
32,900	Kasikornbank PLC	138,148
		138,148
United Kingdom – 13.6%
2,665	HSBC Holdings
	PLC – ADR	138,047
1,930	Johnson Matthey
	PLC – ADR	115,646
7,030	Pearson PLC – ADR	125,134
4,670	Scottish & Southern
	Energy PLC – ADR	95,595
1,885	Smith & Nephew
	PLC – ADR	106,333
5,095	Standard Chartered
	Bank PLC	132,165
7,160	Vodafone Group
	PLC – ADR	205,849
		918,769
TOTAL COMMON STOCKS
(Cost $6,576,862)		6,581,953

PREFERRED STOCKS – 1.5%
Brazil – 1.5%
5,135	Companhia Energetica
	de Minas Gerais – ADR	98,951
TOTAL PREFERRED STOCKS
(Cost $88,099)		98,951

Money Market Funds – 0.3%
18,297	Fidelity Money Market
	Portfolio, 0.21%(1)	18,297
TOTAL MONEY MARKET FUNDS
(Cost $18,297)		18,297
TOTAL INVESTMENTS – 99.5%
(Cost $6,683,258)		6,699,201
Other Assets in Excess
of Liabilities – 0.5%		32,658
NET ASSETS – 100.0%		$6,731,859

ADR  American Depository Receipt
*Non-Income Producing
(1)     Variable rate security.  Rate disclosed is as of March 31, 2011.

The accompanying notes are an integral part of these financial statements.

Page10

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2011 (Unaudited)

ASSETS
Investments, at Value*	$6,680,904
Short-term Securities*	18,297
Due from Adviser	48,822
Interest and Dividends Receivable	16,028
Prepaid Expenses and Other Assets	1,000
Total Assets	6,765,051

LIABILITIES
Administration Fee Payable	10,981
Accrued Professional Fees	7,824
Accrued Registration Fees	6,489
Accrued Custody Fees	4,722
Accrued Expenses	3,176
Total Liabilities	33,192
Net Assets	$6,731,859

NET ASSETS WERE COMPOSED OF:
Paid-in Capital	$6,718,963
Accumulated Undistributed Net Investment Income (Loss)	9,343
Accumulated Net Realized Gain (Loss) on Investments	(12,390)
Net Unrealized Appreciation (Depreciation)
of Investments	15,943
Net Assets	$6,731,859

* Identified cost:
Investment Securities	$6,664,961
Short-term Securities	$18,297

Net Asset Value (unlimited shares authorized):
Net Assets	$6,731,859
Shares Issued and Outstanding	264,810
Net Asset Value, Offering and
Redemption Price per Share	$25.42

The accompanying notes are an integral part of these financial statements.

Page11

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF OPERATIONS For the Period Ended March 31, 20111 (Unaudited)

INVESTMENT INCOME
Dividends	$18,399
Interest	110
Total Investment Income	18,509

EXPENSES
Adminstration, Accounting and Transfer Agent Fees	24,264
Professional Fees	8,026
Custodian Fees	7,898
Registration Fees	7,735
Investment Advisory Fees	6,111
Chief Compliance Officer Fees	3,058
Reports to Shareholders	2,548
Trustee Fees	2,039
Insurance Expenses	1,274
Miscellaneous Expenses	1,146
Total Expenses	64,099
Less: Expenses Waived or Reimbursed	(54,933)
Net Expenses	9,166
Net Investment Income (Loss)	9,343

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on Investments	(12,390)
Net Change in Unrealized
Appreciation (Depreciation) of Investments	15,943
Net Realized and Unrealized Gain (Loss) on Investments	3,553
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM OPERATIONS	$12,896

1  Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Page12

BOSTON COMMON INTERNATIONAL FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

Period Ended
March 31, 20111
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net Investment Income	$9,343
Net Realized Gain (Loss) on Investments	(12,390)
Change in Unrealized Appreciation
(Depreciation) of Investments	15,943
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,896

SHARE TRANSACTIONS
Net Increase (Decrease) in Net Assets Resulting
from Share Transactions (a)	6,718,963

Total Increase (Decrease) in Net Assets	6,731,859

NET ASSETS:
Beginning of Period	—
End of Period	$6,731,859
Undistributed Net Investment Income	$9,343

(a)	Summary of share transactions is as follows:

	Period Ended
	March 31, 20111
	Shares	Value
Shares Sold	264,810	$6,718,963
Net Increase	264,810	$6,718,963

1 Fund commenced operations on December 29, 2010.

The accompanying notes are an integral part of these financial statements.

Page13

BOSTON COMMON INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period (Unaudited)

Period Ended
March 31, 20111
Net Asset Value, Beginning of Period	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)2	0.09
Net Gain (Loss) on Investments (Realized and Unrealized)	0.33
Total from Investment Operations	0.42

Net Asset Value, End of Period	$25.42

Total Return3	1.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000’s)	$6,732
Ratios to Average Net Assets:
Expenses Before Fees Waived4	9.46%
Expenses After Fees Waived4	1.35%
Net Investment Income4	1.38%
Portfolio Turnover Rate3	7.42%

1   Fund commenced operations on December 29, 2010.
2   Calculated using the average shares outstanding method.
3   Not annualized.
4   Annualized.

The accompanying notes are an integral part of these financial statements.

Page14

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited)

NOTE 1 – ORGANIZATION

The Boston Common International Fund (the “Fund”) is a series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on December 29, 2010.

The Fund’s investment objective is to seek long-term capital appreciation.  The Fund seeks to preserve and build capital over the long term through investing in a diversified portfolio of stocks and American Depositary Receipts (“ADRs”) of companies it believes are high quality and undervalued.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset

Page15

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2011, the Fund did not hold fair valued securities.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

Description	Level 1	Level 2	Level 3
Common Stock*	$6,304,174	$277,779	$—
Preferred Stock*	98,951	—	—
Short-Term Investments	18,297	—	—
Total Investments
in Securities	$6,421,422	$277,779	$—

*  See the Schedule of Investments for the investments detailed by country.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Page16

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies their major tax jurisdictions as U.S. Federal and State of Massachusetts; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Page17

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Page18

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

I.
Subsequent Events.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that would need to be disclosed in the Fund’s Financial Statements.

J.
New Accounting Pronouncements.  In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchase, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into or out of Levels 1 and 2 during the current period presented.  The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Boston Common Asset Management, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.90% based upon the average daily net assets of the Fund.  For the period ended March 31, 2011 the Fund incurred $6,111 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.35% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to the agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.

Page19

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

At March 31, 2011, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $54,933.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
September 30, 2014	$54,933

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For the period ended March 31, 2011, the Fund incurred $24,264 in administration, accounting and transfer agent fees.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the period ended March 31, 2011, the Fund was allocated $3,058 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, was $6,858,734 and $181,386, respectively.

There were no purchases or sales of U.S. Government obligations for the period ended March 31, 2011.

Page20

BOSTON COMMON INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2011 (Unaudited) (Continued)

The cost basis of investments for federal income tax purposes at March 31, 2011 was as follows (because tax adjustments are calculated annually, these amounts do not reflect tax adjustments since the Funds do not have a full fiscal year):

Cost of investments	$6,683,258
Gross tax unrealized appreciation	1,493,771
Gross tax unrealized depreciation	(1,477,828)
Net tax unrealized appreciation	$15,943

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

For the period ended March 31, 2011, there were no distributions made by the Fund.

Page21

BOSTON COMMON INTERNATIONAL FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 8 and 9, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of an Investment Advisory Agreement for the Boston Common International Fund, a new series of Professionally Managed Portfolios, with Boston Common Asset Management, LLC (the “Advisor” or “Boston Common”).  At this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of Boston Common’s overall services to be provided to the Fund.  The Board considered Boston Common’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at Boston Common that would be involved with the Fund.  The Board reviewed the proposed services Boston Common would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by Boston Common or its affiliates.  The Trustees also considered the structure of Boston Common’s compliance procedures and the trading capability of Boston Common.  After reviewing Boston Common’s compliance policies and procedures, including Boston Common’s proposal with respect to risk oversight of the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that Boston Common had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the proposed Investment Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.  The Board did consider Boston Common’s performance history with respect to similarly-managed separate accounts.

Page22

BOSTON COMMON INTERNATIONAL FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

3.
Costs of Services Provided and Profits Realized by Boston Common. The Board noted that the proposed advisory fee as a percentage of average daily net assets was 0.90% for the Fund.  The Board noted that Boston Common agreed to enter into an agreement to limit the expenses of the Fund to 1.35% of average daily net assets.  The Board concluded that the fees to be received by Boston Common were fair and reasonable.

4.
Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of Boston Common from managing the new Fund.  In assessing possible profitability, the Trustees reviewed Boston Common’s financial information and took into account both the likely direct and indirect benefits to Boston Common from advising the Fund.  The Trustees concluded that Boston Common’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, Boston Common would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Page23

BOSTON COMMON INTERNATIONAL FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (877) 777-6944 and on the Fund’s website at www.bostoncommonfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent year ended June 30 is available without charge, upon request, by calling (877) 777-6944 or through the SEC’s website at www.sec.gov.  (As the Fund commenced operations on December 29, 2010, no proxy voting information is yet available).

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Funds make their portfolio holdings available on the Funds’ website www.bostoncommonfunds.com simultaneously with the regulatory requirements.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts.  Please call the transfer agent toll free at (877) 777-6944 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Page24

BOSTON COMMON INTERNATIONAL FUND

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Page25

Advisor
BOSTON COMMON ASSET MANAGEMENT, LLC
84 State Street, Suite 940
Boston, Massachusetts  02109

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Boston Common International Fund
Symbol – BCAIX
CUSIP – 74316J110

   Printed on 100% post-consumer waste paper

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Porfolios

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     June 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     June 1, 2011

By (Signature and Title)*    /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     May 26, 2011

* Print the name and title of each signing officer under his or her signature.